Systemic and Localized Antitumor Virotherapies

Designed to arm the immune system and attack every tumor

April 15, 2024



CALiDi
BIOTHERAPEUTICS

Forward-Looking Statements and Legal Disclaimer

This presentation may contain forward-looking statements for purposes of the "safe harbor" provisions under the United States Private Securities Litigation Reform Act of 1995. Terms such as "anticipates," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predicts," "project," "should," "towards," "would" as well as similar terms, are forward-looking in nature, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements concerning upcoming key milestones, planned clinical trials, and statements relating to the safety and efficacy of Calidi's therapeutic candidates in development. Any forward-looking statements contained in this discussion are based on Calidi's current expectations and beliefs concerning future developments and their potential effects and are subject to multiple risks and uncertainties that could cause actual results to differ materially and adversely from those set forth or implied in such forward looking statements.. These risks and uncertainties include, but are not limited to, the risk that Calidi is not able to raise sufficient capital to support its current and anticipated clinical trials, the risk that early results of clinical trials do not necessarily predict final results and that one or more of the clinical outcomes may materially change following more comprehensive review of the data, and as more patient data becomes available, the risk that Calidi may not receive FDA approval for some or all of its therapeutic candidates. Other risks and uncertainties are set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the Company's Registration Statements filed with the SEC on Form S-4 filed on August 2, 2023, on Form S-1 filed on October 6, 2023, our Form 10-Q filed on November 14, 2023 and our Form S-1 filed on January 29, 2024.

RISK FACTORS

The risk factors summarized below could materially harm our business, operating results and/or financial condition, impair our future prospects and/or cause the price of our common stock to decline. These risks are discussed more fully following this summary. Material risks that may affect our business, operating results and financial condition include, but are not necessarily limited to, the following:

- We are an immuno-oncology company with a limited operating history and have not generated any revenue to date from product sales.
- We have incurred significant operating losses since our inception and anticipate that we will incur continued losses for the foreseeable future.
- We have no products approved for commercial sale and have not generated any revenue from product sales.
- Our engineered allogeneic stem cell product candidates represent a novel approach to cancer treatment that creates significant challenges.
- Adverse publicity regarding stem cell-based immunotherapy could have a material adverse impact on our business.
- We will need to raise substantial additional funding. If we are unable to raise capital when needed, or if at all, we would be forced to delay, reduce or eliminate some of our product development programs or commercialization efforts.
- We may incur significant cash payment obligations under our in-licensing agreements with Northwestern University and City of Hope.
- Mr. Camaisa, an officer and director, and Mr. Leftwich, a director, and their respective affiliates own a significant percentage of common stock and have significant influence over management.
- The company has limited foreign intellectual property rights and may not be able to protect intellectual property rights throughout the world.

Novel platform: Off-the-shelf, cell-based allogeneic stem cells combined with oncolytic viruses

Cancer Immunotherapy

Passive Immunotherapy
Immunotherapeutics used to compensate for missing/deficient immune functions

Tumor specific mAbs
Targeting of cancer-specific or cancer-associated antigens leading to ADCC mediated lysis, inhibition of downstream signaling or recruitment of T cells (BiTEs)

Immunomodulators
The administration of cytokines (IFN-α, IL-2 and IL-12) preferably in combination with standard treatments such as chemotherapy, vaccines and mAbs

Adoptive cell transfer
Treatment with *ex vivo* expanded (and engineered) cells such as TILs, NK cells, TCR-modified T cells and CAR T cells

Active Immunotherapy
Immunotherapeutics used to stimulate effector functions in the patient

Checkpoint inhibitors
mAbs administered to release the 'brakes' on the immune system

Cancer vaccines
Vaccination with tumor peptides or allogeneic whole tumor cells or the use of autologous DCs as vehicles for tumor antigen delivery

Oncolytic viruses
Modified HSV-1 mediated direct lysis of the tumor and systemic stimulation of anti-tumor immune responses.

CALIDI BIOTHERAPEUTICS



Cell Therapy with OV
Calidi is revolutionizing the effective delivery of oncolytic viruses for targeted therapy against difficult-to-treat cancers with an off-the-shelf, potent universal cell-based delivery allogeneic stem cell and oncolytic virus combination for use in multiple oncology indications.

Figure adapted from De Bousser et al ***Cancers*** **2021**, *13*(23), 6067;

Overview

Calidi Biotherapeutics is **a clinical-stage biotechnology** company that is transforming cancer treatment, with innovative **oncolytic virotherapies (OV)**.

Our cutting-edge **cell-based technologies protect** and deliver oncolytic virotherapies into tumor sites, effectively **overcoming the clinical challenge of rapid elimination by the patient's immune system.**

Both Systemic and localized technologies will revolutionize the treatment of solid tumors.

Calidi Overcomes the Obstacles to Oncolytic Viral Therapy

Challenges with Naked OV Therapy
Unprotected Oncolytic Virus



Active Oncolytic Viruses
Rapid inactivation by immune system
Inactivated Oncolytic Viruses
Tumor is Untouched

Calidi's Solution
Allogeneic Oncolytic Virus-Loaded Stem Cells



Stem cell loaded with Oncolytic Viruses (OV)
Stem cell protects and amplifies OV
Successfully Targeted Tumor

Naked oncolytic viruses are quickly eliminated by the patient's immune system, leading to limited therapeutic potential

Calidi's Allogeneic Stem Cell Platforms

Allogeneic Stem Cells Protect, Amplify, Deliver and Potentiate OV's

Calidi's Platform Advantages (NeuroNova and SuperNova)

	CALIDI BIOTHERAPEUTICS	Replimune	GENELUX	ONCOLYTIC BIOTECH INC	CANDEL	CG ONCOLOGY	IMUGENE
Ticker Symbol	NYSEAM:CLDI	NASDAQ:REPL	NASDAQ:GNLX	NASDAQ:ONCY	NASDAQ:CADL	NASDAQ:CGON	ASX:IMU
Stage of Development	Phase 1	Phase 3	Phase 3	Phase 3	Phase 3	Phase 3	Phase 2
Market Cap	$24.5M 3/4/24	$460.6M	$281.1M	$83.7M	$36.2M	$2.4B	$716.9M
Oncolytic Virus Platform	Cell Protected: Vaccinia Virus Adenovirus	Herpes Virus	Vaccinia Virus	Reovirus	Adenovirus Herpes Virus	Adenovirus	Vaccinia Virus
Engineered Virus	✓	✓	✓	X	✓	✓	✓
Reduced viral elimination by the immune system	✓	X	X	X	X	X	X
Virally-encoded therapeutic expressed at administration	✓	X	X	X	X	X	X
Stem cell-derived immune modulators	✓	X	X	X	X	X	X

Calidi Oncology Pipeline

Product	Platform	Target Indications	Discovery	Non-clinical studies	Phase 1	Phase 2	Pivotal Trial	Partner
CLD-101	NeuroNova	Newly Diagnosed High Grade Glioma	Entering Phase 1b/2					NIH National Cancer Institute; Northwestern University
		Recurrent High Grade Glioma	Phase 1 started					$12M CIRM; City of Hope
CLD-201	SuperNova	Advanced Solid Tumors Skin cancers, Head & Neck, TNBC, Soft tissue Sarcoma (Localized administration)	FDA Pre-IND – Planned Phase 1					$3M CIRM
CLD-400	RTNova	Metastatic Solid Tumors & Lung cancer (Systemic administration)	Preclinical					

Multiple partnership opportunities to potentiate and deliver other existing OV's, combination therapies, and joint development of next generation therapies

Upcoming Planned Milestones (2024-2025)

	2024		2025	
	1H	2H	1H	2H
CLD-101 (NNV1: multiple doses newly diagnosed HGG)		In FDA communication to dose first patient Clinical trial enrollment update (SITC or ESMO meeting)	Clinical trial Update (ASCO meeting)	Clinical trial Update (SITC or ESMO meeting)
CLD-101 (NNV2: Multiple doses recurrent HGG)	✓ CIRM Grant: continued support (partner: COH) Clinical trial enrollment update – 4th Cohort (ASCO meeting)	Completion of dose escalation (SITC or ESMO meeting)	Clinical trial & biomarker studies update (ASCO meeting)	Clinical trial Update (SITC or ESMO meeting)
CLD-201 (SNV1)	cGMP FDP Manufactured IND-enabling studies completed	IND Submission First patient dosed (dose escalation)	Clinical trial Update (ASCO meeting)	First patient expansion phase 1
CLD-400 (RTNova)	✓ Biocom partnering meetings Presentation Systemic Platform (ASCO meeting)	Update development Systemic Platform (SITC meeting)	Update (AACR meeting) PRE-IND Submission. Lung cancer Update (ASCO meeting)	Update (SITC meeting)

Calidi's Three Lead Programs

CLD-101 (NeuroNova)
Clinical trial Phase 1b/2

Indication: Recurrent and newly diagnosed High Grade Glioma



Tumor selective Virotherapy:
Adenovirus: CRAD-s-Pk7

Delivery vehicle/potentiator:
Allogeneic Neuronal Stem Cells

Product type:
Off-the-shelf
Localized administration

CLD-201 (SuperNova)
Targeting clinic 2H 2024

Indication: Advanced Solid Tumors:



Tumor selective Virotherapy:
Vaccinia virus: CAL1

Delivery vehicle/potentiator:
Allogeneic Adipose-derived Mesenchymal Stem Cells

Product type:
Off-the-shelf
Intratumoral administration

CLD-400 (RTNova)
Pre-clinical

Indication: Lung Cancer, and Metastatic Cancer



Tumor selective Virotherapy:
Extracellular Enveloped Vaccinia virus: envRT-01

Product type:
Off-the-shelf
Systemic administration

CLD-101 (NeuroNova)

Designed to Attack High Grade Glioma Brain Cancer

CLD-101 (NeuroNova) in High Grade Glioma (HGG)

Completed: Phase 1 (NWU)
Single dose
in newly diagnosed HGG

- Treatment was well tolerated
- In the subset of patients containing an unmethylated MGMT promoter, the median **PFS** was **8.8** vs. 5.3 months and **Overall Survival** was **18** vs. 12.7 months.



THE LANCET
Oncology

Lancet Oncology, 2021 Aug;22(8):1103-1114

Ongoing: Phase 1 (COH)
multiple dose
in recurrent HGG

- Primary Objective: analyze safety and feasibility of intracerebrally administering up to 4 weekly doses
- Currently enrolling participants to Treatment Schedule 4 (4 doses).



NSC-CRAd-S-pk7
Rickham Catheters
Ventricles
Resection cavity

In preparation: Phase 1b/2 (NWU)
multiple dose
in newly diagnosed HGG

- Primary Objective: analyze safety and feasibility of multiple intracerebrally administering in newly diagnosed HGG.
- Target to start 1H 2024

CLD-101: Significantly Increased Survival and Published Clinical Results


A
All patients
MGMT unmethylated
Progression-free survival (%)
100
75
50
25
0
0
6
12
18
24
30

Number at risk (number of events)						
All patients	12 (0)	10 (2)	3 (9)	3 (9)	2 (9)	1 (10)
MGMT unmethylated	9 (0)	7 (2)	0 (9)	0 (9)	0 (9)	0 (9)


B
Overall survial (%)
100
75
50
25
0
0
6
12
18
24
30
36
Time since surgery (months)

Number at risk (number of events)							
All patients	12 (0)	12 (0)	10 (1)	7 (4)	2 (8)	2 (8)	1 (8)
MGMT unmethylated	9 (0)	9 (0)	7 (1)	4 (4)	0 (8)	0 (8)	0 (8)

- Treatment with CLD-101 (NSC-CRAd-S-pk7) was well tolerated
- Treatment achieved favorable therapeutic outcomes in patients with newly diagnosed malignant glioma: best overall response saw one patient responding partially to treatment, another progressing, and 10 with stable disease
- The median progression-free survival was 9.1 months, and the median overall survival was 18.4 months
- Importantly, in the subset of patients with glioma containing an unmethylated MGMT promoter, the median progression-free survival and overall survivals were 8.8 vs. 5.3 months and 18 vs. 12.7 months, respectively

CLD-101: Recurrent High-Grade Glioma Clinical Pathway

- Ongoing Phase 1 trial at City of Hope
- Indication: Recurrent High-Grade Glioma

City of Hope

$12M CIRM

STUDY PROCEDURES:


NSC-CRAd-S-pk7
Rickham Catheters
Ventricles
Resection cavity

Cycle[a] 1	Cycle 2	Cycle 3	Cycle 4
Day 1 • Tumor resection • Manual administration of NSC-CRAd-S-pk7 • Placement of 2 Rickham catheters[b] • CSF[c] and blood collection Day 2 • CSF[d] and blood collection	Day 1 • CSF and blood collection • NSC-CRAd-S-pk7 slowly administered through the Rickham catheter placed in the resection cavity Day 2 • CSF and blood collection	Day 1 • CSF and blood collection • NSC-CRAd-S-pk7 slowly administered through the Rickham catheter placed in the resection cavity Day 2 • CSF and blood collection	Day 1 • CSF and blood collection • NSC-CRAd-S-pk7 slowly administered through the Rickham catheter placed in the resection cavity Day 2 • CSF and blood collection

Treatment Schedule	Cycle 1 / Dose 1	Cycle 2 / Dose 2	Cycle 3 / Dose 3	Cycle 4 / Dose 4
1	Treatment[e] (1)	No Treatment	No Treatment	No Treatment
2 Starting Schedule	Treatment (1)	Treatment (2)	No Treatment	No Treatment
3	Treatment (1)	Treatment (2)	Treatment (3)	No Treatment
4	Treatment (1)	Treatment (2)	Treatment (3)	Treatment (4)
Two weeks after the last treatment with NSC-CRAd-S-pk7, patients will undergo a second surgical procedure to remove the two Rickham catheters and a post-treatment tissue biopsy will be performed.				

Status:
recruiting 4th cohort

CALIDI

CLD-101: Newly-Diagnosed High-Grade Glioma Clinical Pathway

- Planned Phase 1b/2 Trial at Northwestern University
- Indication: Newly-Diagnosed High-Grade Glioma

Northwestern University



DLT period
T1
T2
T3
T4
T(n)
Consent & enrollment
Biopsy
Resection & implant of CED catheters
Radiation
1-2 weeks
2 weeks
4 weeks
4 weeks
4 weeks

First Patient In:

1H 2024
In FDA communications

CLD-201 (SuperNova)

- Localized administration

For Skin Cancers, Head & Neck, TNBC, and Soft Tissue Sarcomas



CALiDi BIOTHERAPEUTICS

Maximizing Therapeutic Responses with Directed Localized Administration

Directed – Localized administration

- ✓ High therapeutic index of treated lesion/areas
- ✓ Low toxicity
- ✓ Strong activation of local and systemic antitumor immunity
- ✓ In situ vaccination
- ✓ <u>Efficacy of intratumoral approach shown in clinic trials</u>



CLD-101
(Neuronova)
Completed Phase 1
CLD-201
(Supernova)
Phase 1 @ 2H-2024

CALiDi

CLD-201 (SuperNova) in Advanced Solid Tumors

Completed: Safety Study
Autologous settings - Single dose

- Treatment was well tolerated.
- **Strong initial signals of efficacy documented** (in combination with Checkpoint Inhibitors)

In Preparation: Phase 1 (Calidi)
Allogeneic, off-the shelf - multiple dose

- **New allogeneic program developed to reach wider cancer population**
- cGMP Final Drug Product Manufacturing to be completed in 2Q 2024
- **Phase 1 initiation in 2H 2024**

Skin cancers, Head & Neck, TNBC, soft tissue Sarcoma

Minev B, et al. Journal of Translational Medicine (2019) 17:271 | & Nguyen DH, et al Cancers. 2022 Dec 13;14(24):613

Durable Tumor Regression and Survival

Calidi Autologous Safety Study: Positive Results in Combination With Checkpoint Inhibitor

- Age/Sex: 70/M
- Diagnosis: Metastatic Head & Neck SCC
- Stage IV_B
- Injected tumor was previously resistant to chemo- and radio-therapy

Patient Case: Patient #SI01-021

Day 17 post-treatment



Day 45 post-treatment


CAROLINA

Day 52 post-treatment


CAROLINA

Day 194 post-treatment: complete response



Previously resistant tumor has fully regressed

Primary objective - Safety: There were no treatment-related side effects

Secondary objective, Response and Patient Survival:
43 days after treatment the patient received Opdivo (anti-PD-1 treatment) and 76 days after treatment the patient received local radiation therapy
194 days post treatment the previously resistant tumor had fully regressed

Minev, et al. Journal of Translational Medicine (2019) 17:271

Durable Tumor Regression and Survival (continued)

- Age/Sex: 68/M
- Diagnosis: Thyroid Papillary Carcinoma
- Stage IV

Calidi Autologous Safety Study

Patient Case: Patient #SI01-047

Day 30 post-treatment



Day 65 post-treatment



Day 85 post-treatment: tumor has fully regressed



Primary objective - Safety: There were no treatment-related side effects
Secondary objective, Response and Patient Survival: 36 hours after treatment, patient received Ipilimumab (anti-CTLA-4), by 85 days tumor fully regressed

Minev, et al. Journal of Translational Medicine (2019) 17:271

Platform with Therapeutic Potential in Multiple Indications

Tumor Type	Age (M/F)	Diagnosis	Date of Diagnosis	Stage	Date of Treatment	Known Survival Post Treatment (Months)
Head & Neck	76/F	Left parotid pleomorphic adenoma	2011	IVA	12/16/2015	29
Head & Neck	33/M	Salivary Gland CA & Lung Mets	2013	IVC	6/10/2016	23
Thyroid	67/M	Thyroid CA	1985	IVC	7/19/2017	24
Prostate	62/M	Prostate CA	2008	IV	3/24/2016	26
Prostate	85/M	Prostate CA	2012	III	3/30/2016	26
Breast	43/F	Breast CA	2015	IIIC	5/11/2016	24
Colorectal	59/F	CRC (Colo-Rectal CA)	2012	III	3/10/2016	22
Bronchial Carcinoid	58/F	Bronchial Carcinoid	2012	III	3/30/2016	20
Adrenal	53/F	Adrenal CA	2013	IV	5/11/2016	22
Ovarian	67/F	Ovarian Cancer	2012	IV	1/15/2016	23

Discontinued monitoring of patients 1 year following their treatment

Calidi Autologous Safety Study

CLD-201: Planned Clinical Development of Allogeneic Platform

- A Phase 1/2 study of intra-tumoral administration of CLD-201, in patients with advanced solid tumors (Skin cancers, Head & Neck, TNBC, soft tissue Sarcoma)

PART 1:
Dose Escalation in Five indications

- Classical 3+3 trial design. Three dose levels will be tested,
- Three to 6 patients will be enrolled at each dose level depending on DLTs observed.

PART 2:
Expansion in Three Indications

- Ten patients from each of 3 separate indications will be selected from part 1 based on most favorable biological activity
- CLD-201 dose is identified in Part 1 of this trial.

PART 3:
Expansion in Best-Responding Indication – Phase 2

- 30 to 50 patients with the best responding indication determined in Part 2
- CLD-201 dose is identified in Part 1 of this trial.

CLD-400 (RTNova)

- Systemic Administration

Designed for advanced metastatic disease, and for lung Cancer



CALIDI BIOTHERAPEUTICS

Calidi's Systemic Approach (CLD-400 – RTNova program)



- ✓ New treatment option for advanced metastatic disease, or lung Cancer
- ✓ Simple, cost-effective IV administration avoiding the need for image-guided delivery.

Extracellular Enveloped Vaccinia (EEV) Backbone Designed for Systemic Delivery



Virotherapy:

1- New **engineered tumor selective Vaccinia virus (RT)**

2- A large insertion capacity (25-45Kb), allowing delivering of existing therapeutic proteins into the tumor.

Enveloped:

1- High production of **enveloped viruses** by manufacturing human cell and at tumor site. Genetically encoded in virus genome.

2- Protection is given by second membrane originated by human cell

3- Targeting: Mediates the long-range dissemination. (Contains human surface receptors).

4- Immunomodulation: Surface proteins regulate immunosuppression

Safety:

1- Does not integrate into human genome.

2- *Platform has a* ***Safety-switch***

Dissemination: Vaccinia Virus Strain ("Redtail") Produces High Levels of EEV Particles

Comet assay of two distinct vaccinia viruses.

Vaccinia Viruses are genetically engineered to express TurboFP635 (red fluorescence).

Vaccinia virus strain CAL2 producing low EEV particle



A short and round plaque signifies that the virus **mainly spreads from cell to cell.**

Redtail Vaccinia virus envRT-01 producing high levels of EEV particle



A long "tail" in a comet assay indicates that the virus can produce high levels of EEV **leading to further spread.**



Redtail (RT) Strain

New Manufacturing Process Ensures Second Membrane Integrity, and Maximized Resistance Against Humoral Immunity

Potency of EEV after different manufacturing protocol.



% Potency - after thawing
100
80
60
40
20
0
Non-enveloped
EnvelopedRT01
#1
#2
#3
#4

A novel technique for purifying extracellular enveloped viruses (EEVs), was required.

Clinically relevant manufacturing process is critical, as the virus' functionality depends on having a scalable manufacturing process that maintains the integrity of the 2nd membrane.

- Potency is defined as % EEV that are active after incubation with human serum

Protection: Only Enveloped Vaccinia Particles Are Resistant to Humoral Immunity

Only Enveloped virotherapies can survive inactivation by human serum.
A critical step to achieving systemic delivery



Standard media
Human Serum
Non-enveloped
Vaccinia virus
12.4% Survival
Enveloped
Vaccinia virus
79.3% Survival
envRT-01

Systemic Administration of envRT01 Can Target and Eliminate Multiple Tumors

After systemic administration, envRT-01 (**enveloped RT-01**) can target all distant tumors and express selected payload (such as TurboFP635)

Remarkable Versatility: Ability to address **diverse tumor types** and adapt to the unique **tumor microenvironment** within the organism.


Mouse model bearing 3 different human solid tumor types
Untreated
envRT-01
% Tumor Growth inhibition (Average n=5) day 10
Head and Neck SCC cancer
30%
Lung cancer
92%
Melanoma
87%

Systemic Administration of Enveloped Virotherapies (envRT-01) in Immunocompetent Lung Tumor-Bearing Models



envRT-01 Virus: TurboFP635 is represented as Rainbow signal



Lung Carcinoma (LL2)
Group 1: Control
Group 2: RT-01
Tumor Volume (mm3)
800
600
400
200
0
Tx
**
**
**
0
5
10
15
Days post tumor implantation

10-100 times lower dose (compared to other vaccinia viruses) can inhibit tumor growth effectively in immunocompetent animals.

Remarkable tumor selectivity.

envRT-01 Induces Major Modulation of Tumor Immune Microenvironment

Immunohistochemistry data indicates envRT-01 treatment induces major infiltration of CD8 and CD4 T cells and reduction of myeloid population (Breast cancer tumors).

Untreated tumor



CD8 T, CD4 T ↓ Myeloid ↑

Color legend

- CD8 T
- CD4 T
- CD11b (Myeloid)
- Vaccinia
- DAPI (tumor)

envRT-01



CD8 T, CD4 T ↑ Myeloid ↓

Enhancement of anti-tumor efficacy is linked with increased infiltration of CD8 & CD4 T immune cells.

Driving Clinical Revolution Using Cells, or Cell-Membranes, to Advance Oncolytic Virotherapies to a New Therapeutic Level

Systemic and localized antitumor virotherapies

Designed to attack every tumor and arm the immune system

- RTNova delivers a breakthrough in true systemic oncolytic virotherapy
- Delivering on a vision for off-the-shelf platforms that are scalable, and commercially viable
- Oncolytic virotherapies that target local and distant tumors
- Cell-based delivery platforms: Initial clinical trials showed strong signals of efficacy with favorable safety profile

Capitalization

Securities (3/22/2024)	Common Equivalents
Total Common Issued and Outstanding	35,538,034
Public Warrants $11.50 (1)	11,500,000
Private Warrants $11.50 (1)	1,912,154
Options/RSUs Outstanding	7,945,117
Fully Diluted (2)	56,878,463

Convertible Notes (3/22/2024)	Principal
Note 1, matures 1/26/25	$1,000,000
Note 2, matures 3/8/28 (3)	$2,000,000
Note 3, matures 3/8/28 (3)	$1,500,000

(1) – No price rachets, resets or anti-dilution provisions
(2) – CLDI stockholders may be entitled to receive up to 18M escalation shares with incremental releases of 4.5M shares upon the achievement of each share price hurdle if the price of the common stock is $12, $14, $16 and $18, respectively, for a period of any 20 days within any 30-consecutive day trading period.
(3) – Conversion price resets at 94% of 10-day VWAP ending on 9/4/2024.

CALIDI
BIOTHERAPEUTICS

Stephen Thesing
Chief Business Officer

Cell: +1 858.386.3776
email: sthesing@calidibio.com

Calidi Biotherapeutics, Inc.
4475 Executive Drive, Suite 200
San Diego, CA 92121 USA
www.calidibio.com